UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 8, 2015

World Acceptance Corporation

(Exact Name of Registrant as Specified in its Charter)

South Carolina	0-19599	57-0425114
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

108 Frederick Street

Greenville, South Carolina 29607

(Address of Principal Executive Offices)

(Zip Code)

(864) 298-9801

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Eighth Amendment to Amended and Restated Revolving Credit Facility

On May 8, 2015, World Acceptance Corporation (the “Company”) entered into an eighth amendment (the “Eighth Amendment”) to the Amended and Restated Revolving Credit Agreement, originally dated as of September 17, 2010 (as cumulatively amended, the “Revolving Credit Agreement”), among the Company, the lenders named therein, and Wells Fargo Bank, National Association (“Wells Fargo”), as successor Administrative Agent and successor Collateral Agent.

The Eighth Amendment amends the Revolving Credit Agreement to, among other things: (i) permit the issuance of the Company’s proposed offering of $250 million in aggregate principal amount of its senior notes due 2020 (the “Senior Notes”) and the guarantees thereof, so long as the closing of the offering of the Senior Notes occurs on or before June 1, 2015; (ii) reduce the commitments under the Revolving Credit Agreement from $680.0 million to $430.0 million; (iii) extend the maturity date under the Revolving Credit Agreement from June 15, 2016 to the third anniversary of the date of closing of the offering of the Senior Notes; (iv) restrict the Company’s ability to modify the terms of the Senior Notes in any manner that would reasonably be expected to be adverse to the agent and the lenders under the Revolving Credit Agreement; and (v) require payment of a prepayment fee equal to 1.0% of the total commitments under the Revolving Credit Agreement upon repayment in full of the loans under the Revolving Credit Agreement prior to maturity or acceleration of the loans under the Revolving Credit Agreement following an event of default.

The effectiveness of the Eighth Amendment is conditioned upon the issuance of the Senior Notes on or before June 1, 2015 and the use of the net proceeds from the offering of the Senior Notes to pay down loans outstanding under the Revolving Credit Agreement, together with accrued and unpaid interest thereon. As of March 31, 2015, borrowings of approximately $501.2 million were outstanding under the Revolving Credit Agreement.

The foregoing description of the Eighth Amendment, including certain terms in this description which are defined in the Revolving Credit Agreement, is qualified in its entirety by the terms of the Amended and Restated Credit Agreement, dated as of September 17, 2010 among the Company, the lenders named therein and Bank of Montreal, as Administrative Agent, filed as Exhibit 10.1 to the Company’s Form 8-K filed September 21, 2010, as initially amended by the terms of the first amendment, dated as of August 31, 2011, to the Amended and Restated Credit Agreement, filed as Exhibit 10.1 to the Company’s Form 8-K filed September 1, 2011, as further amended by the second amendment, dated as of May 1, 2012, to the Amended and Restated Credit Agreement, filed as Exhibit 10.1 to the Company’s Form 8-K filed May 1, 2012, as further amended by the third amendment, dated as of November 19, 2012, to the Amended and Restated Credit Agreement, filed as Exhibit 10.1 to the Company’s Form 8-K filed November 20, 2012, as further amended by the fourth amendment, dated as of September 6, 2013, to the Amended and Restated Credit Agreement, filed as Exhibit 10.1 to the

Company’s Form 8-K filed September 9, 2013, as further amended by the fifth amendment, dated as of March 17, 2014, to the Amended and Restated Credit Agreement, filed as Exhibit 10.1 to the Company’s Form 8-K filed March 19, 2014, as further amended by the sixth amendment, dated as of November 18, 2014, to the Amended and Restated Credit Agreement, filed as Exhibit 10.1 to the Company’s Form 8-K filed November 20, 2014, as further amended by the seventh amendment, dated as of April 6, 2015, to the Amended and Restated Credit Agreement, filed as Exhibit 10.1 to the Company’s Form 8-K filed April 7, 2015, and as further amended by the Eighth Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information set forth in response to Item 1.01 of this Form 8-K is incorporated by reference in response to this Item 2.03.

Item 7.01	Regulation FD Disclosure.

On May 8, 2015, World Acceptance Corporation (the “Company”) announced its intention to offer, subject to market and other conditions, $250 million in aggregate principal amount of its senior notes due 2020 (the “Senior Notes”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons in offshore transactions in reliance on Regulation S under the Securities Act. The Company intends to use the net proceeds of the offering of the Senior Notes to fund the repayment of borrowings under its senior secured revolving credit facility and pay fees and expenses related to the offering.

In connection with the private offering of the Senior Notes, the Company is disclosing certain information to prospective investors in a preliminary offering memorandum dated May 8, 2015 (the “Preliminary Offering Memorandum”). Pursuant to Regulation FD, the Company is furnishing as Exhibit 99.1 certain information excerpted from the Preliminary Offering Memorandum, including certain updated business and financial information, risk factors, and selected historical consolidated financial and other data.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference into any filing by the Company under the Securities Act or the Exchange Act, unless specifically identified therein as being incorporated by reference therein.

Item 8.01	Other Events.

On May 8, 2015, the Company issued a press release announcing its intention to offer, subject to market and other conditions, the Senior Notes. A copy of such press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 10.1	Eighth Amendment to Amended and Restated Revolving Credit Agreement, dated as of May 8, 2015, among World Acceptance Corporation, the lender parties thereto, and Wells Fargo Bank, National Association, as Administrative Agent and Collateral Agent.

Exhibit 99.1	Information excerpted from the Preliminary Offering Memorandum dated May 8, 2015

Exhibit 99.2	Press release of World Acceptance Corporation. dated May 8, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2015

WORLD ACCEPTANCE CORPORATION

By:	/s/ John Calmes
John Calmes
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1	Eighth Amendment to Amended and Restated Revolving Credit Agreement, dated as of May 8, 2015, among World Acceptance Corporation, the lender parties thereto, and Wells Fargo Bank, National Association, as Administrative Agent and Collateral Agent.

99.1	Information excerpted from the Preliminary Offering Memorandum dated May 8, 2015

99.2	Press release of World Acceptance Corporation dated May 8, 2015